Filed pursuant to Rule 497(e)
File Nos. 333-189636 and 811-22353


GROSVENOR REGISTERED MULTI-STRATEGY FUND (TI 2), LLC
(the "Fund")

Supplement dated March 26, 2014 to the Fund's Prospectus dated August 16, 2013

Minimum Initial and Subsequent Investments
Effective April 1, 2014, the minimum initial investment in the Fund by an investor is $25,000, and the minimum subsequent investment in the Fund by an investor is $5,000. Grosvenor Capital Management, L.P. (the "Adviser) may waive these requirements from time to time in its sole discretion. Financial intermediaries may impose additional minimum initial and subsequent investment amounts, which may be higher than those imposed by the Fund. Contact your financial intermediary for further information.

Minimum Account Balances
Effective April 1, 2014, an investor tendering for repurchase less than all of his or her Shares must maintain a minimum account balance after the repurchase is effected of $25,000. The Adviser may waive the minimum account balance requirement from time to time in its sole discretion.